PROSPECTUS SUPPLEMENT                                 EXHIBIT 99.1
(To Prospectus dated October 25, 2004)                REGISTRATION NO. 333-31226



                                     [LOGO]



                        1,000,000,000 Depositary Receipts
                           Broadband HOLDRS (SM) Trust

         This prospectus supplement supplements information contained in the prospectus dated October 25, 2004 relating to the sale of up to 1,000,000,000 depositary receipts by the Broadband HOLDRS (SM) Trust.

         The share amounts specified in the table in the "Highlights of Broadband HOLDRS" section of the base prospectus shall be replaced with the following:

                                                                                                 Primary
                                                                                    Share        Trading
                             Name of Company                         Ticker        Amounts       Market
                             ---------------                         ------        -------       ------
           Agere Systems, Inc.(1)                                     AGRA       0.798493151      NYSE
           Applied Micro Circuits Corporation                         AMCC            2          NASDAQ
           Broadcom Corporation                                       BRCM            2          NASDAQ
           Ciena Corporation                                          CIEN            2          NASDAQ
           Comverse Technology, Inc.                                  CMVT            2          NASDAQ
           Conexant Systems, Inc.                                     CNXT            2          NASDAQ
           Corning, Inc.                                              GLW             9           NYSE
           Freescale Semiconductor Class B                            FSLB         1.98747       NASDAQ
           JDS Uniphase Corporation                                   JDSU           11.8        NASDAQ
           Lucent Technologies, Inc.                                   LU             29          NYSE
           Motorola, Inc.                                             MOT             18          NYSE
           Mindspeed Technologies                                     MSPD          0.6667       NASDAQ
           Nortel Networks Corporation                                 NT             28          NYSE
           PMC-Sierra, Inc.                                           PMCS            1          NASDAQ
           Qualcomm Incorporated                                      QCOM            16         NASDAQ
           RF Micro Devices, Inc.                                     RFMD            2          NASDAQ
           Scientific-Atlanta, Inc.                                   SFA             2           NYSE
           Skyworks Solutions, Inc.                                   SWKS          0.702        NASDAQ
           Sycamore Networks, Inc.                                    SCMR            3          NASDAQ
           Tellabs, Inc.                                              TLAB            4          NASDAQ
           Terayon Communications Systems, Inc.                       TERN            2          NASDAQ
           Tut Systems(2)                                             TUTS        0.0326432      NASDAQ

         (1) As a result of a reclassification and reverse stock split, shares of Agere Systems, Inc., Class A (NYSE: "AGR.A") and Agere Systems, Inc., Class B (NYSE: "AGR.B"), are no longer underlying securities of the Broadband HOLDRS Trust. Effective May 27, 2005, The Bank of New York received 0.798493151 shares of Agere Systems, Inc. per 100 share round lot of Broadband HOLDRS for the (i) 0.0312604456 of Agere Systems, Inc. Class A per 100 share round lot of Broadband HOLDRS; and (ii) 0.7672327058 shares of Agere Systems, Inc. Class B per 100 share round lot of Broadband HOLDRS.

         (2) As a result of a merger between Copper Mountain Networks, Inc. (NASAQ: "CMTN") and Tut Systems (NASDAQ: "TUTS"), Tut Systems replaced Copper Mountain Networks, Inc. as an underlying security of the Broadband HOLDRS Trust effective June 2, 2005. In connection with the merger, The Bank of New York received
              0.0326432 shares of Tut Systems in exchange for the 0.1 shares of Copper Mountain Newtorks, Inc. per 100 share round lot of Broadband HOLDRS.

         The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

            The date of this prospectus supplement is June 30, 2005.